UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 14, 2017

SENECA FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	333-218749	Applied For
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

35 Oswego Street, Baldwinsville, New York		13027
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:     (315) 638-0233

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry Into a Material Definitive Agreement

On August 14, 2017, Seneca Financial Corp., a federal corporation in formation (the "Company"), Seneca Federal Savings and Loan Association (the "Bank") and Seneca Financial MHC, a federal mutual holding company in formation (the "MHC") entered into an Agency Agreement with Raymond James & Associates, Inc. ("Raymond James"), who will assist in the marketing of the Company's common stock during its stock offering.
For its services in the subscription and community offerings, Raymond James will receive (i) a non-refundable management fee of $25,000 and (ii) a success fee of $250,000.  The success fee will be reduced by the management fee.  In the event a syndicated community offering is conducted, the Company will pay fees of 6.0% of the aggregate dollar amount of shares of common stock sold in the syndicated community offering to Raymond James and any other broker-dealers included in the syndicated community offering.
The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-218749) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated August 14, 2017.
The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.
Item 8.01	Other Events

On August 14, 2017, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") conditionally approved notices made by the Bank and the Company to reorganize into the mutual holding company structure and to commence the minority stock issuance. In addition, the Federal Reserve Board approved the application made by the Company and the MHC to acquire control of the Bank. The registration statement relating to the sale of common stock of the Company was declared effective by the Securities and Exchange Commission on August 14, 2017. The Bank anticipates that the stock offering will commence on or about August 24, 2017.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit Description
1.1	Agency Agreement dated August 14, 2017, by and among the Company, the Bank, the MHC and Raymond James

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SENECA FINANCIAL CORP.

DATE: August 18, 2017	By: /s/ Vincent J. Fazio
Vincent J. Fazio
Executive Vice President and Chief Financial Officer